UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events.

On August 15, 2016, American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Registrant and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the issuance and sale of $300 million aggregate principal amount of the Registrant’s 3.500% Senior Notes due 2026 (the “Notes”).

For a description of the Notes, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement described below and the materials set forth in the section captioned “Description of Notes” in the Prospectus Supplement of the Registrant dated August 15, 2016 and filed with the Commission on August 16, 2016 pursuant to Rule 424(b) under the Act, which is incorporated in this Current Report on Form 8-K by reference.

The Indenture is incorporated by reference as Exhibit 4.1, the Seventh Supplemental Indenture is filed as Exhibit 4.2 and a specimen copy of the Notes is filed as Exhibit 4.3 in this Current Report on Form 8-K. The foregoing description of the Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated in this Current Report on Form 8-K by reference.

The Notes are being offered and sold by the Registrant pursuant to a Registration Statement on Form S-3 (File No. 333-202421).

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1	Purchase Agreement dated as of August 15, 2016 among the Registrant and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC as representatives of the several underwriters.

4.1	Senior Debt Securities Indenture dated as of November 12, 1997, between the Registrant, as Issuer, U.S. Bank National Association (formerly known as Star Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A dated April 19, 1999).

4.2	Form of Seventh Supplemental Indenture dated as of August 22, 2016 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee.

4.3	Form of 3.500% Senior Notes due 2026.

5	Opinion of Keating Muething & Klekamp PLL.

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: August 19, 2016	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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